                                            Exhibit  99
                              MONTHLY SERVICERS CERTIFICATE
                               SERVICER: NATIONSBANK, N.A.
                           NATIONSBANK AUTO OWNER TRUST 1996-A


Collection Period                                                          November 1998
Determination Date                                                               12/8/98
Deposit Date                                                                    12/12/98
Distribution Date                                                               12/15/98


POOL BALANCE

Pool Balance on the close of the last day of the preceding                522,672,188.77
Collection Period
Less:  Collections and Liquidation Proceeds allocable to Principal         32,476,256.82
Purchase Amount allocable to Principal                                                 -
Realized Losses (see note)                                                  1,748,171.55
                                                                        -----------------
Pool Balance on the close of the last day of the Collection Period        488,447,760.40
Collections allocable to Principal received from Collection Period up to and including  the Second Business Day immediately
 preceding the  Current Determination Date                                  5,965,642.04
                                                                        -----------------
Pool Balance as of the Second Business Day immediately preceding
the Current Determination Date                                            482,482,118.36
Original Pool Balance                                                   2,136,187,667.91
Pool Factor                                                                   22.5861297%



Portfolio Balances and Pool Factors
                                    Beginning             End
                                    of Period        of Period
                                    ---------         ---------
Class A-1 Note Balance                        -                -
Class A-1 Pool Factor                 0.0000000        0.0000000
Class A-2 Note Balance                        -                -
Class A-2 Pool Factor                 0.0000000        0.0000000
Class A-3 Note Balance           171,759,410.23   136,569,450.45
Class A-3 Pool Factor                 0.3755757        0.2986280
Class A-4 Note Balance           175,000,000.00   175,000,000.00
Class A-4 Pool Factor                 1.0000000        1.0000000
Class B-1 Certificate Balance     96,129,000.00    96,129,000.00
Class B-1 Pool Factor                 1.0000000        1.0000000
Class B-2 Certificate Balance     74,783,667.91    74,783,667.91
Class B-2 Pool Factor                 1.0000000        1.0000000

Weighted Average Coupon              10.3488000%
Weighted Average Original Term            62.42
Weighted Average Remaining Term           25.01






COLLECTIONS
Interest:
Collections and Liquidation Proceeds allocable to interest            4,271,129.40
Recoveries                                                              276,646.54
Purchase Amount allocable to Interest                                         0.00
                                                                     --------------
Total Interest Collections                                            4,547,775.94
Advances for the related Distribution Date                              866,839.91
Less:  Outstanding Advances to be reimbursed                            656,999.13
                                                                     --------------
Available Interest                                                    4,757,616.72

Principal:
Collections and Liquidation Proceeds allocable to Principal
 (for the Collection Period)                                         32,476,256.82
Purchase Amount allocable to Principal  (for the Collection                   0.00
Period) Collections allocable to Principal received up to
 and including the immediately preceding the Current
   Determination Date                                                 5,965,642.04
Less:   Prior Month Collections allocable to Principal up to and
   including the Second Business Day immediately preceding the
   Current Determination Date                                         5,000,110.63
                                                                     --------------
Available Principal                                                  33,441,788.23

Available Funds                                                      38,199,404.95
Regular Principal (equals Available Principal plus Realized Losses)  35,189,959.78


REQUIRED DISTRIBUTABLE AMOUNTS
Reimbursement of Outstanding Advances on Defaulted Receivables           61,723.24
Servicing Fee (inc. unpaid amount from prior periods)                   435,560.16
Noteholder Amounts
Class A-1 Monthly Interest                                                    0.00
Class A-1 Interest Carryover Shortfall                                        0.00
                                                                     --------------
Total                                                                         0.00

Class A-2 Monthly Interest                                                    0.00
Class A-2 Interest Carryover Shortfall                                        0.00
                                                                     --------------
Total                                                                         0.00

Class A-3 Monthly Interest                                              912,471.87
Class A-3 Interest Carryover Shortfall                                        0.00
                                                                     --------------
Total                                                                   912,471.87

Class A-4 Monthly Interest                                              966,145.83
Class A-4 Interest Carryover Shortfall                                        0.00
                                                                     --------------
Total                                                                   966,145.83

Total Accrued Note Interest                                           1,878,617.70

Class A-1 Monthly Principal                                                   0.00
Class A-1 Principal Carryover Shortfall                                       0.00
                                                                     --------------
Total                                                                         0.00

Class A-2 Monthly Principal                                                   0.00
Class A-2 Principal Carryover Shortfall                                       0.00
                                                                     --------------
Total                                                                         0.00

Class A-3 Monthly Principal                                          35,189,959.78
Class A-3 Principal Carryover Shortfall                                       0.00
                                                                     --------------
Total                                                                35,189,959.78

Class A-4 Monthly Principal                                                   0.00
Class A-4 Principal Carryover Shortfall                                       0.00
                                                                     --------------
Total                                                                         0.00

Total Noteholders' Principal Payment Amount                          35,189,959.78

Certificateholder Amounts
Class B-1 Monthly Interest                                              540,725.63
Class B-1 Interest Carryover Shortfall                                        0.00
                                                                     --------------
Total                                                                   540,725.63

Class B-2 Monthly Interest                                              428,448.10
Class B-2 Interest Carryover Shortfall                                        0.00
                                                                     --------------
Total                                                                   428,448.10

Total Accrued Certificate Interest                                      969,173.73

Class B-1 Monthly Principal                                                   0.00
Class B-1 Principal Carryover Shortfall                                       0.00
                                                                     --------------
Total                                                                         0.00

Class B-2 Monthly Principal                                                   0.00
Class B-2 Principal Carryover Shortfall                                       0.00
                                                                     --------------
Total                                                                         0.00

Total Certificateholders' Principal Distribution Amount                       0.00

Total required distributable amount                                  38,535,034.61
Less: Total Available Funds                                          38,199,404.95
                                                                     --------------
Net Available Funds   (Shortfall) Excess                               (335,629.66)
Withdrawal from Reserve Account (If Shortfall)                          335,629.66
Deposit to Reserve Account (If Excess)                                           0


DISTRIBUTIONS
Deposit to the Collection Account
Available Interest                                                    4,757,616.72
Available Principal                                                  33,441,788.23
Withdrawal from Reserve Account                                         335,629.66
Less:  Amounts to be withheld by Servicer
  a)   Reimbursement of Outstanding Advances on
         Defaulted Receivables                                           61,723.24
  b)   Servicing Fee                                                    435,560.16
                                                                     --------------
Net Deposit to Collection Account                                    38,037,751.21

Deposit to Note Payment Account
Class A-1 Interest Distribution                                               0.00
Class A-2 Interest Distribution                                               0.00
Class A-3 Interest Distribution                                         912,471.87
Class A-4 Interest Distribution                                         966,145.83
Class A-1 Principal Distribution                                              0.00
Class A-2 Principal Distribution                                              0.00
Class A-3 Principal Distribution                                     35,189,959.78
Class A-4 Principal Distribution                                              0.00
                                                                     --------------
Total Deposit to Note Payment Account                                37,068,577.48

Deposit to Certificate Distribution Account
Class B-1 Interest Distribution                                         540,725.63
Class B-2 Interest Distribution                                         428,448.10
Class B-1 Principal Distribution                                              0.00
Class B-2 Principal Distribution                                              0.00
                                                                     --------------
Total Deposit to Certificate Distribution Account                       969,173.73

Deposit to Reserve Account                                                       0



SPECIFIED  RESERVE  ACCOUNT  BALANCE
GREATER  OF:


(I) Sum of:
(a) Percentage applicable times                                                     7.00%
      Pool Balance as of the last day of the prior Collection
      Period less Principal collected up to and including the
      second Business Day preceding the most recent
     Determination Date                                                   482,482,118.36   33,773,748.29
                                                                        -----------------
      and,
(b) Specified Interest Reserve Amount  (Three months                        2,907,521.17
                                                                        -----------------
          interest on the Certificates if Notes are Outstanding)           36,681,269.46
       and
(II) Lesser of:
(a) $26,702,346.                                                           26,702,346.00
      and
(b) Aggregate outstanding Note Principal Balance and
      Aggregate sum of Certificate Balances                               482,482,118.36

Specified Reserve Account Balance                                          36,681,269.46

RESERVE ACCOUNT RECONCILIATION
Beginning Balance  (Initial Balance is 2.5% of Original Pool
 Balance)                                                                  26,615,932.08
Deposit from Available Interest and Available Principal                                0
Investment Earnings                                                            99,749.89
Less:
Accrued and unpaid Servicing Fees                                                      0
Amounts to be distributed to Securityholders'                                 335,629.66
                                                                        -----------------
Balance                                                                    26,380,052.31
Less: Withdrawal by holder of Contingent Payment Right of
     Excess of Reserve Account Balance Over Specified Reserve
     Account Balance                                                                0.00
                                                                        -----------------
Ending Balance                                                             26,380,052.31


Interest Reserve Amount                                                     2,907,521.17
Available Reserve Amount                                                   23,472,531.14

INSTRUCTIONS TO THE TRUSTEE

Amount to be deposited from the Collection Account into
the NotePayment Account                                                    37,068,577.48

Amount to be deposited from the Collection Account into the
Certificate  Distribution Account                                             969,173.73

Amount to be deposited from the Collection Account into the
Reserve Account                                                                        0

Amount to be deposited from the Reserve Account to the account of the
  holder of the Contingent Payment Right                                            0.00

Amount to be deposited from the Reserve Account into the
       Collection Account                                                     335,629.66

NET LOSS AND DELINQUENCY ACTIVITY

Realized Losses                                                             1,748,171.55
Net Loss Ratio (annualized)
For the current Collection Period                                                   3.49%
For the preceding Collection Period                                                 4.72%
For the second preceding Collection Period                                          1.48%
                                                                        -----------------
Average Net Loss Ratio (Specified Reserve Account                                   3.23%
Balance increases if greater than 1.50%)

Delinquency Analysis
                                                                               Number of       Principal
                                                                                   Loans        Balance
                                                                         ----------------  -------------
   30 to 59 days past due                                                           2517   18,763,822.37
   60 to 89 days past due                                                            704    5,131,285.81
   90 or more days past due                                                          322    2,462,457.79
                                                                        -----------------  -------------
Total                                                                               3543   26,357,565.97

Collateral Repossessed and Held by the Trust (included in above
Delinquency Amounts)                                                                 202    1,567,519.13


Delinquency Ratio including Repossessions
For the current Collection Period                                                   1.55%
For the preceding Collection Period                                                 1.48%
For the second preceding Collection Period                                          1.58%
                                                                        -----------------
Average Delinquency Ratio (Specified Reserve Account                                1.54%
Balance increases if greater than 1.25%)

Loss and Delinquency Trigger Indicator                                               YES

Equity Percentage                                                                  40.89%

Repurchased Receivables                                                             0.00


Note:  Contemporaneous  with  the  merger  of  NationsBank  Corporation  and  BankAmerica  Corporation,
       NationsBank changed  the  timing  of recognition of charge-offs on delinquent automobile loans in order to standardize  its  policy. The  effect of this change is that delinquent automobile loans will be charged off at 120 days past  due.  Recoveries will be realized upon receipt of liquidation proceeds.  The estimated impact of this change is increased  charge-offs of approximately  $476,000.00  in  November  1998.
